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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2002


                           OraSure Technologies, Inc.
                           --------------------------
                 (Exact name of issuer as specified in charter)


           DELAWARE                   1-10492                  36-4370966
      (State or Other              (Commission              (I.R.S. Employer
         Jurisdiction                  file                  Identification
     of Incorporation or              number)                   Number)
         Organization)


                               150 Webster Street
                          Bethlehem, Pennsylvania 18015
                    (Address of principal executive offices)

                                 (610) 882-1820
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.

OraSure Technologies, Inc. (the "Company") issued a press release on November 7, 2002, announcing the receipt of U.S. Food and Drug Administration ("FDA") approval of the Company's OraQuick(R) Rapid HIV-1 Antibody Test for the detection of HIV-1 antibodies in finger-stick whole blood samples. A copy of the press release is attached to this Report as Exhibit 99 and is incorporated herein by reference.

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Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             OraSure Technologies, Inc.


Date: November 7, 2002                       By: /s/ Jack E. Jerrett
                                                 -------------------------------
                                                 Jack E. Jerrett
                                                 Vice President, General Counsel
                                                 and Secretary

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                                  EXHIBIT INDEX

Exhibit

  99 Press Release issued November 7, 2002 by OraSure Technologies announcing the receipt of U.S. Food and Drug Administration ("FDA") approval of the Company's OraQuick(R) Rapid HIV-1 Antibody Test for the detection of HIV-1 antibodies in finger-stick whole blood samples.